TOUCHSTONE INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 1, 2008
                              AMENDED MARCH 6, 2008


                                 CORE BOND FUND
                                 HIGH YIELD FUND
                         INSTITUTIONAL MONEY MARKET FUND
                                MONEY MARKET FUND
                  TOUCHSTONE U.S. GOVERNMENT MONEY MARKET FUND


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Investment Trust (the "Trust") and should be read together with the Funds' Prospectuses dated February 1, 2008. The Funds' audited financial statements are contained in the Trust's Annual Report, which is incorporated into and deemed to be part of this SAI. You may receive a copy of a Fund's Prospectus or the Trust's most recent Annual or Semiannual Report by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by calling the Trust at 1-800-543-0407, in Cincinnati 513-362-4921, or by visiting our website at touchstoneinvestments.com.
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                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                           TOUCHSTONE INVESTMENT TRUST
                            303 BROADWAY, SUITE 1100
                           CINCINNATI, OHIO 45202-4203

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

THE TRUST....................................................................

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................

INVESTMENT LIMITATIONS.......................................................

TRUSTEES AND OFFICERS........................................................

THE INVESTMENT ADVISOR AND SUB-ADVISOR.......................................

PORTFOLIO MANAGERS...........................................................

PROXY VOTING PROCEDURES......................................................

THE DISTRIBUTOR..............................................................

DISTRIBUTION PLANS...........................................................

SECURITIES TRANSACTIONS......................................................

CODE OF ETHICS...............................................................

PORTFOLIO TURNOVER...........................................................

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.........................

CHOOSING A SHARE CLASS.......................................................

OTHER PURCHASE AND REDEMPTION INFORMATION....................................

TAXES........................................................................

PRINCIPAL SECURITY HOLDERS...................................................

CUSTODIAN....................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................

TRANSFER AND SUB-ADMINISTRATIVE AGENT........................................

FINANCIAL STATEMENTS.........................................................

APPENDIX.....................................................................

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THE TRUST
---------


Touchstone Investment Trust (the "Trust") was organized as a Massachusetts business trust on December 7, 1980. The Trust currently offers five series of shares to investors: the Core Bond Fund, the High Yield Fund, the Institutional Money Market Fund (formerly the "Touchstone Institutional U.S. Government Money Market Fund"), the Money Market Fund and the Touchstone U.S. Government Money Market Fund (the "U.S. Government Money Market Fund"). Each series is referred to individually as a "Fund" and collectively as the "Funds." Each Fund has its own investment goal(s) and policies.

Touchstone Advisors, Inc. (the "Advisor") is the investment manager and administrator for each Fund. The Advisor has selected Fort Washington Investment Advisors, Inc. (the "Sub-Advisor"), to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan Chase Bank, N.A. ("JPMorgan"). Touchstone Securities, Inc. (the "Distributor") is the principal distributor of the Funds' shares. The Sub-Advisor and the Distributor are affiliates of the Advisor.


Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Pursuant to an Agreement and Plan of Reorganization dated February 4, 2004, the Core Bond Fund acquired all of the assets and liabilities of the Touchstone Intermediate Term U.S. Government Bond Fund and the Touchstone Intermediate Term U.S. Government Bond Fund was liquidated as a series of the Trust on May 24, 2004.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent. Class A, Class B, Class C and Class Y shares of the High Yield Fund and Class A and Class C shares of the Core Bond Fund each represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares is subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements and (v) each class may have different minimum investment requirements and offer different features and services to shareholders.

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Class A and Class S shares of the Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; (iv) Class S shares may only be purchased through financial institutions and are used as a sweep vehicle; and
(v) each class offers different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

A more detailed discussion of some of the terms used and investment policies described in the Prospectuses appears below:

WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

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The Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

The Core Bond Fund may also invest up to 33% of its assets in dollar roll transactions involving when-issued securities. The Money Market Fund and the Institutional Money Market Fund expect that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets.


STRIPS. Separate Trading of Registered Interest and Principal Securities ("STRIPS") are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, U.S. Government National Mortgage Association ("GNMA") Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

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STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.


CUBES. In addition to STRIPS, the Core Bond Fund may also purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The Custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The Custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.


GNMA CERTIFICATES. The term "GNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and insured by either the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. GNMA Certificates are guaranteed by the Government National Mortgage Association and are backed by the full faith and credit of the United States.


      1. The Life of GNMA Certificates. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Administration ("FHA") are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates, which would indicate a shorter average life.

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      2. Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the Veteran's Affairs guaranteed ("VA-guaranteed") or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.


The coupon rate by itself, however, does not indicate the yield that will be earned on the GNMA Certificates for the following reasons:

            (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

            (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

            (c) Interest is earned monthly, rather than semiannually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

            (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

      3. Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FHLMC CERTIFICATES. The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

Mortgage loans underlying FHLMC Certificates will consist of fixed rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and the Federal Home Loan Mortgage Corporation keeps any remaining excess of mortgage rate over coupon rate. The coupon rate of a FHLMC Certificate does not by itself indicate the yield that will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

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FNMA CERTIFICATES. The term "FNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association. FNMA Certificates are not guaranteed by the United States and do not constitute debts or obligations of the United States.

The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield that will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

OVERSEAS PRIVATE INVESTMENT CORPORATION CERTIFICATES. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation ("OPIC"). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Core Bond Fund and the High Yield Fund may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

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In 1983, the Federal Home Loan Mortgage Corporation began issuing CMOs. Since
FHLMC CMOs are the general obligations of the FHLMC, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Sub-Advisor will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue.

Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer maturity classes receive no principal paydowns.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as Adjustable Rate Mortgage Securities ("ARMS"). Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Mortgage-related securities such as CMOs may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Sub-Advisor, the Core Bond Fund and the High Yield Fund may not invest more than 15% of total assets in such securities.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). Generally, adjustable rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an adjustable rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

INFLATION-INDEXED BONDS. The Core Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose return is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index ("CPI"). Inflation-indexed bonds may be issued by the U.S. Government, agencies, instrumentalities of the U.S. Government and by corporations. There are two common accrual structures for inflation-indexed bonds. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities are issued with various maturities. The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities or TIPS, pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.
Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian or tri-party Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. As a matter of current operating policy, the U.S. Government Money Market Fund, the Money Market Fund and the Institutional Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities. This operating policy is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Core Bond Fund and the High Yield Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security.


REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are considered borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund.

COVERED DOLLAR ROLLS. The Core Bond Fund may enter into dollar rolls in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. In a simple dollar roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction. A strategy may also be used with respect to the dollar roll, where a series of 6-12 consecutive dollar roll transactions (approximately 30 days per transaction) are executed. This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields. The additional duration from this strategy would be minimal.

The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. The segregated assets effectively collateralize the Fund's right to receive the securities at the end of the roll period(s), and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund's investment limitations on borrowings. See "Borrowing and Pledging" and "Investment Limitations."

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterparty to the transaction could fail to deliver the securities. If the counterparty to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

EMERGING MARKET SECURITIES. Emerging market securities are securities that are issued by a company that (i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries. Each of the High Yield Fund and the Core Bond Fund may invest up to 10% of its total assets in emerging market securities.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

BORROWING AND PLEDGING. Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. In addition, the Core Bond Fund may enter into reverse repurchase agreements and dollar roll transactions that are treated as borrowing by the Fund. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. It at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets. Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value ("NAV"). This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described below.

As a matter of current operating policy, the U.S. Government Money Market Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with such borrowings but will not pledge more than 15% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Core Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. The Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

As a matter of current operating policy, the High Yield Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. The Fund may pledge assets in connection with such borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

The Money Market Fund does not intend to purchase securities for investment during periods when the sum of bank borrowings exceed 5% of its total assets. This operating policy is not fundamental and may be changed by the Board without shareholder approval.

The Institutional Money Market Fund may borrow money from banks (provided there is 300% asset coverage) for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. The Fund will not make any borrowings that would cause its outstanding borrowing to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.


LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities, where the loans do not exceed 33 1/3% of a Fund's assets. The Institutional Money Market Fund may make short-term loans of its portfolio securities to banks, brokers and dealers and will limit the amount of its loans to no more than 25% of its net assets. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to a Fund. The Funds receive amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Advisor, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Advisor, the Sub-Advisor or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Funds' restrictions on illiquid investments (see "Investment Limitations").

The Money Market Fund, Institutional Money Market Fund and the Core Bond Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The Sub-Advisor, subject to the overall supervision of the Board of Trustees, carefully considers these factors when making investments. The Funds do not limit the amount of their assets that can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets that may be invested in a single industry.

SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made, except as noted below in the discussion of the exemptive order from the SEC: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds.


The Advisor has received an exemptive order from the SEC that permits each non-money market fund to invest its uninvested cash or cash collateral in one or more affiliated money market funds. Each non-money market fund may invest up to 25% of its assets in affiliated money market funds, subject to its investment limitations and certain other conditions pursuant to the exemptive order.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master demand notes) consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds' restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Sub-Advisor, subject to the direction of the Board of Trustees, such note is liquid.

VARIABLE RATE DEMAND INSTRUMENTS. The Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.


The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments. A security is priced at a coupon rate that causes its value to approximate par. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from a Nationally Recognized Statistical Rating Organization ("NRSRO") or unrated variable rate demand instruments determined by the Sub-Advisor to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Sub-Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

As a matter of current operating policy, the U.S. Government Money Market Fund will not invest more than 10% of its net assets (and the Core Bond Fund and the High Yield Fund will not invest more than 15% of their net assets) in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities. These operating policies are not fundamental and may be changed by the Board of Trustees without shareholder approval. As a matter of fundamental policy, the Institutional Money Market Fund will not invest more than 10% of its net assets in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

RESTRICTED SECURITIES. The Money Market Fund, the High Yield Fund, the Core Bond Fund and the Institutional Money Market Fund may each invest up to 10% of their total assets in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933. The absence of a trading market can make it difficult to ascertain a market value of illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

ASSET-BACKED SECURITIES. The Core Bond Fund may invest in certain asset-backed securities such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.

MUNICIPAL SECURITIES. The Money Market Fund, Institutional Money Market Fund and the Core Bond Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund and the Institutional Money Market Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest that is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

PRIVATE PLACEMENT INVESTMENTS. The Money Market Fund, the High Yield Fund, the Core Bond Fund and the Institutional Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Securities and Exchange Commission ("SEC") set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("Rule 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Sub-Advisor the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will monitor and periodically review the Sub-Advisor's selection of Rule 144A and Section 4(2) commercial paper as well as any determinations as to its liquidity.

LOAN PARTICIPATIONS. The Core Bond Fund may invest, subject to an overall 33% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund's overall 15% limitation on illiquid securities.

ZERO COUPON BONDS. The Core Bond Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sale of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

LOWER RATED AND UNRATED SECURITIES. The High Yield Fund and the Core Bond Fund may invest in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including investment-grade securities, junk bonds and unrated securities. Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective NAVs. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.

Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of the security by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the security.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

RATING AGENCIES. The ratings of the Funds' fixed-income investments by the nationally recognized rating organizations appears in the Appendix to this SAI.

INVESTMENT LIMITATIONS
----------------------




FUNDAMENTAL LIMITATIONS. The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed for a Fund without the affirmative vote of a majority of that Fund's outstanding shares. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.


THE FUNDAMENTAL LIMITATIONS FOR THE HIGH YIELD FUND, CORE BOND FUND, MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET FUND ARE:

      1. Borrowing Money. The Funds may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      2. Underwriting. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.


      3. Loans. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, where the loans do not exceed 33 1/3% of a Fund's assets, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      4. Real Estate. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

      5. Commodities. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

      6. Concentration. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      7. Senior Securities. The Funds may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

THE FUNDAMENTAL LIMITATIONS FOR THE INSTITUTIONAL MONEY MARKET FUND ARE:

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

      2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.


      4. Illiquid Investments. The Fund will not hold more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.


      5. Real Estate. The Fund will not purchase, hold or deal in real estate.

      6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the U.S. Government obligations in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.


      7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, where the loans do not exceed 33 1/3% of a Fund's assets, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of U.S. Government obligations.


      8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

      9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of securities in which the Fund may otherwise invest would be considered to be sales of options.

      10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

      11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or repurchase agreements with respect thereto.

      12. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

      13. Senior Securities. The Fund will not issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

NONFUNDAMENTAL LIMITATIONS. The Trust, on behalf of each Fund, has adopted the following nonfundamental limitations as a matter of "operating policy." These limitations may be changed by the Board of Trustees without shareholder vote.

THE NONFUNDAMENTAL INVESTMENT LIMITATIONS OF THE HIGH YIELD FUND AND THE CORE BOND FUND ARE:

Each Fund (or the Trust, on behalf of each Fund) will not as a matter of "operating policy" (changeable by the Board of Trustees without a shareholder vote):

      1. HIGH YIELD FUND ONLY. Borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

      2. CORE BOND FUND ONLY. Borrow money, except for through reverse repurchase agreements and dollar rolls, and except that the Fund may borrow through means other than reverse repurchase agreements or dollar rolls for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings, excluding dollar rolls and reverse repurchase agreements, exceed 5%;

      3. Pledge, mortgage or hypothecate for any purpose in excess of 10% of a Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, dollar rolls and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      4. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      5. Sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      6. Invest for the purpose of exercising control or management;


      7. Hold more than 15% of a Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;


      8. Invest more than 10% of a Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund's Board of Trustees);

      9. Purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of a Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

      11. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

      12. Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of a Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, a Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      13. Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

THE FOLLOWING NONFUNDAMENTAL INVESTMENT LIMITATIONS OF THE MONEY MARKET FUND
ARE:

      1. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities.

      2. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

      3. Short Sales. The Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

THE FOLLOWING 80% NONFUNDAMENTAL INVESTMENT LIMITATIONS ARE:

      1. 80% INVESTMENT POLICY (HIGH YIELD FUND). Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in non-investment grade debt securities.

      2. 80% INVESTMENT POLICY (CORE BOND FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities.

      3. 80% INVESTMENT POLICY (U.S. GOVERNMENT MONEY MARKET FUND). Under normal circumstances at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowings for investment purposes) will be invested in securities issued by the U.S. Government or its agencies, including mortgage-related U.S. Government securities.

Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The U.S. Government Money Market Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the Fund's net assets would be invested in such securities. The statement of intention in this paragraph reflects a nonfundamental policy that may be changed by the Board of Trustees without shareholder approval.

Although not a fundamental policy, portfolio investments and transactions of the U.S. Government Money Market Fund will be limited to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to allow the Fund to make portfolio investments and engage in transactions not permissible for Federal credit unions, the Trust will so notify all Federal credit union shareholders.

TRUSTEES AND OFFICERS
---------------------


The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios). The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
           NAME              POSITION      TERM OF       PRINCIPAL OCCUPATION(S) DURING PAST 5        NUMBER           OTHER
         ADDRESS             HELD WITH      OFFICE                       YEARS                       OF FUNDS      DIRECTORSHIPS
      YEAR OF BIRTH            TRUST         AND                                                     OVERSEEN         HELD(4)
                                            LENGTH                                                    IN THE
                                           OF TIME                                                  TOUCHSTONE
                                          SERVED(2)                                                    FUND
                                                                                                    COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            Trustee      Until         Senior Vice President of The Western and          53       Director of
Touchstone Advisors, Inc    and          retirement    Southern Life Insurance Company. President,                LaRosa's (a
303 Broadway                President    at age 75     CEO and a director of IFS Financial                        restaurant
Cincinnati, OH                           or until      Services, Inc. (a holding company). She is                 chain).
Year of Birth: 1955                      she resigns   a director of Capital Analysts Incorporated
                                         or is         (an investment advisor and broker-dealer),
                                         removed       IFS Fund Distributors, Inc. (a
                                                       broker-dealer), Touchstone Advisors, Inc.
                                         Trustee       (the Trust's investment advisor and
                                         since 1999    administrator), W&S Financial Group
                                                       Distributors, Inc. (an annuity distributor)
                                                       and Touchstone Securities, Inc. (the
                                                       Trust's distributor). She is also President
                                                       and a director of IFS Systems, Inc. She is
                                                       Senior Vice President and a director of W&S
                                                       Brokerage Services, Inc. (a broker-dealer).
                                                       She is President and Chief Executive
                                                       Officer of Integrity Life Insurance Company
                                                       and National Integrity Life Insurance
                                                       Company. She is President of Touchstone
                                                       Tax-Free Trust, Touchstone Investment
                                                       Trust, Touchstone Variable Series Trust,
                                                       Touchstone Strategic Trust, Touchstone
                                                       Funds Group Trust and Touchstone
                                                       Institutional Funds Trust. She was
                                                       President of Touchstone Advisors, Inc., and
                                                       Touchstone Securities, Inc. until 2004.
-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett             Trustee      Until         Chairman of the Board, President and Chief        53       Director of The
The Western and Southern                 retirement    Executive Officer of The Western and                       Andersons (an
Life Insurance Company                   at age 75     Southern Life Insurance Company, Western-                  agribusiness
400 Broadway                             or until he   Southern Life Assurance Company and Western                and retailing
Cincinnati, OH                           resigns or    & Southern Financial Group, Inc.; Director                 company);
Year of Birth: 1949                      is removed    and Chairman of Columbus Life Insurance                    Convergys
                                                       Company; Fort Washington Investment                        Corporation (a
                                         Trustee       Advisors, Inc., Integrity Life Insurance                   provider of
                                         since 2002    Company. National Integrity Life Insurance                 business
                                                       Company and Lafayette Life Insurance                       support systems
                                                       Company; Director of Eagle Realty Group,                   and customer
                                                       Inc., Eagle Realty Investments, Inc., IIS                  care
                                                       Broadway Corp and Todd Investment Advisors,                operations) and
                                                       Inc.; Director, Chairman and CEO of WestAd,                Fifth Third
                                                       Inc.; President and Trustee of Western &                   Bancorp.
                                                       Southern Financial Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
           NAME              POSITION      TERM OF       PRINCIPAL OCCUPATION(S) DURING PAST 5        NUMBER           OTHER
         ADDRESS             HELD WITH      OFFICE                       YEARS                       OF FUNDS      DIRECTORSHIPS
      YEAR OF BIRTH            TRUST         AND                                                     OVERSEEN         HELD(4)
                                            LENGTH                                                    IN THE
                                           OF TIME                                                  TOUCHSTONE
                                          SERVED(2)                                                    FUND
                                                                                                    COMPLEX(3)
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox             Trustee      Until         President and Chief Executive Officer of          53       Director of Duke
105 East Fourth Street                  retirement    Cox Financial Corp. (a financial services                  Energy (a utility
Cincinnati, OH                          at age 75     company).                                                  company).
Year of Birth: 1947                     or until he
                                        resigns or
                                        is removed

                                        Trustee
                                        since 1999
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner           Trustee      Until         Principal of HJL Enterprises (a privately         53       None
c/o Touchstone                          retirement    held investment company).
Advisors, Inc.                          at age 75
303 Broadway                            or until he
Cincinnati, OH                          resigns or
Year of Birth: 1938                     is removed

                                        Trustee
                                        since 1989
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann         Trustee      Until         Executive for Duro Bag Manufacturing Co.          53       None
c/o Touchstone                          retirement    (a bag manufacturer);  President of Shor
 Advisors, Inc.                         at age 75     Foundation for Epilepsy Research (a
303 Broadway                            or until he   charitable foundation);  Trustee of
Cincinnati, OH                          resigns or    Riverfront Funds (mutual funds) from 1999
Year of Birth: 1938                     is removed    - 2004.

                                        Trustee
                                        since 2005
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg        Trustee      Until         Retired Partner of KPMG LLP (a certified          53       Trustee of
c/o Touchstone                          retirement    public accounting firm).  He is Vice                       Tri-Health
Advisors, Inc.                          at age 75     President of St. Xavier High School.                       Physician
303 Broadway                            or until he                                                              Enterprise
Cincinnati, OH                          resigns or                                                               Corporation.
Year of Birth: 1934                     is removed

                                        Trustee
                                        since 1999
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti            Trustee      Until         CEO, Chairman and Director of Avaton,             53       Director of QMed
c/o Touchstone                          retirement    Inc. (a wireless entertainment company)                    (a health care
Advisors, Inc.                          at age 75     until 2006.  President of Cincinnati                       management
303 Broadway                            or until he   Biomedical (a life science and economic                    company).
Cincinnati, OH                          resigns or    development company).
Year of Birth: 1948                     is removed

                                        Trustee
                                        since 2002
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of the Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and the Distributor, and an officer of other affiliates of the Advisor and the Distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.


(3) The Touchstone Fund Complex consists of 5 series of the Trust, 4 series of Touchstone Tax-Free Trust, 7 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust, 18 series of Touchstone Funds Group Trust and 4 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.



-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
         NAME                          POSITION              TERM OF OFFICE                 PRINCIPAL OCCUPATION(S)
        ADDRESS                        HELD WITH             AND LENGTH OF                           DURING
     YEAR OF BIRTH                     TRUST(1)               TIME SERVED                         PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                       President and        Until resignation,          See biography above.
Touchstone                             Trustee              removal or
Advisors, Inc.                                              disqualification
303 Broadway
Cincinnati, OH                                              President since
Year of Birth: 1955                                         2004; President from
                                                            2000-2002
-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                        Vice President and   Until resignation,          Senior Vice President-Compliance of IFS
Touchstone                             Chief Compliance     removal or                  Financial Services, Inc., Director of
Advisors, Inc.                         Officer              disqualification            Compliance of W&S Brokerage Services,
303 Broadway                                                                            Inc.
Cincinnati, OH                                              Vice President since 2003
Year of Birth: 1956
-----------------------------------------------------------------------------------------------------------------------------------
James H. Grifo                         Vice                 Until resignation,          President of Touchstone Advisors, Inc.
Touchstone                             President            removal or                  and Touchstone Securities, Inc.
Advisors, Inc.                                              disqualification
303 Broadway
Cincinnati, OH                                              Vice President since 2004
Year of Birth: 1951
-----------------------------------------------------------------------------------------------------------------------------------
William A. Dent                        Vice President       Until resignation,          Senior Vice President of Touchstone
Touchstone                                                  removal or                  Advisors, Inc.; Marketing Director of
Advisors, Inc.                                              disqualification            Promontory Interfinancial Network from
303 Broadway                                                                            2002-2003.
Cincinnati, OH                                              Vice President since 2004
Year of Birth: 1963
-----------------------------------------------------------------------------------------------------------------------------------
Gregory A. Harris                      Vice President       Until resignation,          Vice President-Fund Administration of
Touchstone                                                  removal or                  Touchstone Investments; Managing
Advisors, Inc.                                              disqualification            Director, Fund Project Services, Inc.
303 Broadway                                                                            1998 - 2007.
Cincinnati, OH                                              Vice President since 2007
Year of Birth: 1968
-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft                   Controller and       Until resignation,          Senior Vice President, Chief Financial
Touchstone                             Treasurer            removal or                  Officer and Treasurer of IFS Fund
Advisors, Inc.                                              disqualification            Distributors, Inc.; Senior Vice President
303 Broadway                                                                            and Chief Financial Officer of W & S
Cincinnati, OH                                              Controller since 2000       Brokerage Services, Inc.; Chief Financial
Year of Birth: 1962                                                                     Officer of IFS Financial Services, Inc.,
                                                            Treasurer since 2003        Touchstone Advisors, Inc. and Touchstone
                                                                                        Securities, Inc.; Senior Vice President and
                                                                                        Chief Financial Officer of Fort Washington
                                                                                        Investment Advisors, Inc. Vice-President
                                                                                        and Treasurer of IIS Broadway Corp. She
                                                                                        served as Senior Vice President, Chief
                                                                                        Financial Officer and Treasurer of
                                                                                        Integrated Investment Services, Inc. up to
                                                                                        April 2007.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                          Secretary            Until resignation,          Assistant Vice President and Senior
JPMorgan                                                    removal or                  Counsel at JPMorgan Chase Bank, N.A.
303 Broadway                                                disqualification
Cincinnati, OH
Year of Birth: 1970                                         Secretary since 2006.
                                                            Assistant Secretary from
                                                            2002 - 2006
-----------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.


TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX


The following table reflects the Trustees' beneficial ownership in the Funds and the Touchstone Fund Complex as of December 31, 2007:

--------------------------------------------------------------------------------------------------------------
                          Dollar Range of       Dollar Range of    Dollar  Range of      Dollar  Range of
                         Securities in Core   Securities in High   Securities in Money   Securities in U.S.
                             Bond Fund            Yield Fund       Market Fund           Government Money
                                                                                         Market Fund
--------------------------------------------------------------------------------------------------------------
John Barrett            None                  None                 $1 - $10,000          None
Phillip R. Cox          None                  None                 None                  None
H. Jerome Lerner        None                  None                 None                  $10,001 - $50,000
Jill T. McGruder        $1 - $10,000          $1 - $10,000         None                  None
Donald C. Siekmann      None                  None                 None                  None
Robert E. Stautberg     None                  None                 None                  None
John P. Zanotti         None                  $10,001- $50,000     None                  None
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                        Dollar  Range of       Aggregate Dollar
                        Securities in              Range of
                        Institutional Money       Securities
                        Market Fund            in the Touchstone
                                                Fund Complex(1)
------------------------------------------------------------------
John Barrett            None                  Over $100,000
Phillip R. Cox          None                  $10,001-$50,000
H. Jerome Lerner        Over $100,000         Over $100,000
Jill T. McGruder        None                  Over $100,000
Donald C. Siekmann      None                  Over $100,000
Robert E. Stautberg     None                  Over $100,000
John P. Zanotti         None                  $50,001-$100,000
------------------------------------------------------------------

(1) The Touchstone Fund Complex consists of 5 series of the Trust, 4 series of Touchstone Tax-Free Trust, 7 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust, 18 series of Touchstone Funds Group Trust and 4 series of Touchstone Institutional Funds Trust.


TRUSTEE COMPENSATION


The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2007.

                                                         AGGREGATE COMPENSATION
                                      COMPENSATION      FROM THE TOUCHSTONE FUND
NAME                               FROM THE TRUST(1)           COMPLEX(2)
John F. Barrett                       $       0                  $      0
Philip R. Cox                         $  13,166                  $ 79,000
H. Jerome Lerner                      $  13,530                  $ 81,180
Jill T. McGruder                      $       0                  $      0
Donald C. Siekmann                    $  12,625                  $ 75,750
Robert E. Stautberg                   $  13,166                  $ 79,000
John P. Zanotti                       $   9,676                  $ 58,060

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2007 is as follows: Robert E. Stautberg - $20,000.

(2) The Touchstone Fund Complex consist of 5 series of the Trust, 4 series of Touchstone Tax-Free Trust, 7 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust, 18 series of Touchstone Funds Group Trust and 4 series of Touchstone Institutional Funds Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Touchstone Fund Complex.


STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.


AUDIT COMMITTEE. Messrs. Zanotti, Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2007, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee was formed in February 2007 and held three meetings during the fiscal year ended September 30, 2007.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

THE INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor") is the Funds' investment manager and administrator. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because he is Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor, and an officer of affiliates of the Advisor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

INVESTMENT ADVISORY AGREEMENT. Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises the Funds' Sub-Advisor, reviews and evaluates the performance of the Sub-Advisor and determines whether or not the Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below.

     U.S. Government Money Market Fund               0.50% of average daily net assets up to $50 million;
     Money Market Fund                               0.45% of assets from $50 million to $150 million;
                                                     0.40% of assets from $150 million to $250 million;
                                                     0.375% of assets over $250 million

     Core Bond Fund                                  0.50% of average daily net assets up to $100 million;
                                                     0.45% of assets from $100 million to $200 million;
                                                     0.40% of assets from $200 million to $300 million;
                                                     0.35% of assets over $300 million

     Institutional Money Market Fund                 0.20% of average daily net assets
     High Yield Fund                                 0.60% of average daily net assets up to $100 million;
                                                     0.55% of assets from $100 million to $200 million;
                                                     0.50% of assets from $200 million to $300 million;
                                                     0.45% of assets over $300 million

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Funds;
(iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

EXPENSE LIMITATION AGREEMENT. Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and reimburse expenses in order to limit the annual expenses of the Funds as follows:


--------------------------------------------------------------------------------
Core Bond Fund                                   0.90% for Class A shares
--------------------------------------------------------------------------------
                                                 1.65% for Class C shares
--------------------------------------------------------------------------------
High Yield Fund                                  1.05% for Class A shares
--------------------------------------------------------------------------------
                                                 1.80% for Class B shares
--------------------------------------------------------------------------------
                                                 1.80% for Class C shares
--------------------------------------------------------------------------------
                                                 0.80% for Class Y shares
--------------------------------------------------------------------------------
Institutional Money Market Fund                  0.20%
--------------------------------------------------------------------------------
Money Market Fund                                0.85% for Class A shares
--------------------------------------------------------------------------------
                                                 1.15% for Class S shares
--------------------------------------------------------------------------------
U.S. Government Money Market Fund                0.95%
--------------------------------------------------------------------------------

These fee waivers and expense limitations will remain in effect until at least September 30, 2008.

SPONSOR AGREEMENT. Prior to January 1, 2007, the Advisor and the Trust entered into a Sponsor Agreement on behalf of the High Yield Fund and the Core Bond Fund whereby the Advisor provided certain management support and administrative oversight services to the Funds in exchange for payment of a sponsor fee of 0.20% of each Fund's average daily net assets. The Sponsor Agreement also provided that the Advisor would waive a portion of its fees and/or reimburse Fund expenses in order to limit a Fund's net operating expenses to the amounts stated in the Sponsor Agreement. On January 1, 2007, the Sponsor Agreement was terminated and the Funds are no longer subject to any sponsor fees. The expense limitations contained in the Sponsor Agreement are now provided in the Expense Limitation Agreement.

ADVISORY FEES AND FEE WAIVERS. The advisory fees incurred by the Funds during the fiscal years ended September 30, 2007, 2006 and 2005 are stated below. The footnotes show the amount of contractual fees waived and/or expenses reimbursed by the Advisor.

                                             2007          2006        2005
                                             ----          ----        ----
Core Bond Fund(1)                          $293,465      $292,815    $306,800
High Yield Fund(2)                         $583,645      $559,672    $549,240
Institutional Money Market Fund(3)         $533,187      $935,108    $119,655
Money Market Fund(4)                       $889,780      $788,628    $781,160
U.S. Government Money Market Fund(5)       $ 93,007      $104,276    $153,910

(1) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $241,538, $351,955, and $352,686 for the fiscal years ended September 30, 2007, 2006 and 2005, respectively, in order to reduce the operating expenses of the Fund.

(2) Pursuant to a Sponsor Agreement and an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $270,736, $415,179 and $396,301for the fiscal years ended September 30, 2007, 2006 and 2005, respectively, in order to reduce the operating expenses of the Fund.

(3) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $549,536, $326,869 and $166,029 for the fiscal years ended September 30, 2007, 2006 and 2005, respectively, in order to reduce the operating expenses of the Fund.

(4) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $613,441, $332,842 and $391,640 for the fiscal years ended September 30, 2007, 2006 and 2005, respectively, in order to reduce the operating expenses of the Fund.

(5) Pursuant to an Expense Limitation Agreement between the Advisor and the Trust, the Advisor waived fees and/or reimbursed the Fund $117,071, $135,292 and $175,596 for the fiscal years ended September 30, 2007, 2006 and 2005, respectively, in order to reduce the operating expenses of the Fund.

ADMINISTRATION AGREEMENT. Effective January 1, 2007, the Advisor provides administrative services to the Trust under an Administration Agreement. The Advisor supervises the performance of the service providers, provides performance and compliance reports, supervises the disbursement of expenses and assists with the development of new series. The Administration Agreement provides that the Funds will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Touchstone Investment Trust (except the Institutional Money Market Fund). The Institutional Money Market Fund pays an administrative fee to the Advisor of 0.20% of its average daily net assets up to $100 million and 0.16% on assets in excess of $100 million. The Advisor has sub-contracted certain administrative and accounting services to JPMorgan and pays JPMorgan a sub-administrative fee out of its administrative fee. (See "Transfer and Sub-Administrative Agent" in this SAI).


THE SUB-ADVISOR. The Advisor has retained Fort Washington Investment Advisors, Inc. (the "Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Sub-Advisor because of her positions with affiliates of the Sub-Advisor. Mr. Barrett may be deemed to be an affiliate of the Sub-Advisor because of his position as Chairman of the Sub-Advisor and his positions with affiliates of the Sub-Advisor.

SUB-ADVISORY AGREEMENT. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate as follows:

High Yield Fund                          0.40% of average daily net assets up to $100 million;
                                         0.35% of assets from $100 million to $200 million;
                                         0.30% of assets from $200 million to $300 million;
                                         0.25% of assets over $300 million

Core Bond Fund                           0.30% of average daily net assets up to $100 million;
                                         0.25% of assets from $100 million to $200 million;
                                         0.20% of assets from $200 million to $300 million;
                                         0.15% of assets over $300 million

Money Market Fund                        0.15% of average daily net assets up to $100 million;
U.S. Government Money Market Fund        0.125% of assets from $100 million to $200 million;
                                         0.10% of assets from $200 million to $300 million;
                                         0.075% of assets over $300 million

Institutional Money Market Fund          0.05% of average daily net assets


The Advisor paid to the Sub-Advisor the following amounts for each Fund during the fiscal years ended September 30, 2007, 2006 and 2005:

                                           2007         2006        2005
                                           ----         ----        ----
Core Bond Fund                           $176,060     $175,682    $184,065
High Yield Fund                          $389,094     $373,132    $366,222
Institutional Money Market Fund          $133,284     $233,779    $ 29,912
Money Market Fund                        $270,857     $240,131    $237,495
U.S. Government Money Market Fund        $ 27,895     $ 31,277    $ 46,174


The services provided by the Sub-Advisor are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each sub-advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

PORTFOLIO MANAGERS
------------------


The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) at the end of the September 30, 2007 fiscal year. Listed below the charts is (i) a description of the portfolio managers' compensation structure as of September 30, 2007, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. As of September 30, 2007, no portfolio manager managed an account where the advisory fee is based on the performance of the account.


HIGH YIELD FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                                OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
MANAGER                                                    OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
Brendan White           Registered Investment Companies          2           $96.1 million              $0
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles         2           $159.7 million
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          14          $1745.9 million
--------------------------------------------------------------------------------------------------------------------


COMPENSATION STRUCTURE. Mr. White receives a fixed base salary and a performance bonus. Mr. White's bonus is based on the overall performance of the Sub-Advisor. Mr. White is granted long-term deferred compensation that is vested and is tied to the pre-tax performance of his portfolio measured against the performance of the Merrill Lynch High Yield Master Index. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the Sub-Advisor's President and approved by its Board of Directors.


CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted a Code of Ethics to manage such conflicts in an appropriate way.

CORE BOND FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                                OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
MANAGER                                                    OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
Timothy Policinski      Registered Investment Companies          1            $40,374,000               $0
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles         2            $286,304,000
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          41           $1,396,960,000
--------------------------------------------------------------------------------------------------------------------
Daniel Carter           Registered Investment Companies          1            $40,374,000
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles         2            $286,304,000
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                          41           $1,396,960,000
--------------------------------------------------------------------------------------------------------------------


COMPENSATION STRUCTURE. Mr. Policinski and Mr. Carter receive a fixed base salary and performance bonuses. Mr. Policinski's bonus is based on the overall performance of the Sub-Advisor. Mr. Carter's bonus is based on the one and three-year pre-tax performance of his managed asset category as compared to the performance of the Lehman Brothers U.S. Aggregate Index. Each portfolio manager is granted long-term deferred compensation that is vested and is tied to the pre-tax performance of his portfolio measured against the performance of the Lehman Brothers U.S. Aggregate Index. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the Sub-Advisor's President and approved by its Board of Directors.

CONFLICTS OF INTEREST. See High Yield Fund above.

MONEY MARKET FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                                OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
MANAGER                                                    OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
John Goetz              Registered Investment Companies          7            $804,646,439              $0
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles        10           $1,187,644,652
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                           4            $11,248,406
--------------------------------------------------------------------------------------------------------------------
Jay Devine              Registered Investment Companies          6            $743,718,235       $50,000-$100,000
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles        10           $1,187,644,652
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                           0                 $0
--------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT MONEY MARKET FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                                OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
MANAGER                                                    OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
John Goetz              Registered Investment Companies          7            $999,553,054              $0
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles        10           $1,187,644,652
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                           0                 $0
--------------------------------------------------------------------------------------------------------------------
Jay Devine              Registered Investment Companies          6            $740,110,757              $0
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles        10           $1,187,644,652
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                           0                 $0
--------------------------------------------------------------------------------------------------------------------


INSTITUTIONAL MONEY MARKET FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.


                                                OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        TYPE OF ACCOUNT           NUMBER         TOTAL ASSETS          BENEFICIAL
MANAGER                                                    OF             IN ACCOUNTS           OWNERSHIP IN
                                                           ACCOUNTS                             FUND
--------------------------------------------------------------------------------------------------------------------
John Goetz              Registered Investment Companies          7            $801,038,961              $0
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles        10           $1,187,644,652
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                           4            $11,248,406
--------------------------------------------------------------------------------------------------------------------
Jay Devine              Registered Investment Companies          6            $740,110,757              $0
--------------------------------------------------------------------------------------------------------------------
                        Other Pooled Investment Vehicles        10           $1,187,644,652
--------------------------------------------------------------------------------------------------------------------
                        Other Accounts                           0                 $0
--------------------------------------------------------------------------------------------------------------------


COMPENSATION STRUCTURE. Mr. Goetz and Mr. Devine receive a fixed base salary and performance bonuses. Mr. Goetz's bonus is based on the overall performance of the Sub-Advisor. Mr. Devine's bonus is based on the one and three-year pre-tax performance of his managed asset category as compared to the performance of the iMoneyNet category for the applicable Fund(s). Each portfolio manager is granted long-term deferred compensation that is vested and is tied to the pre-tax performance of his portfolio measured against the appropriate iMoneyNet and Lipper category. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the Sub-Advisor's President and approved by its Board of Directors.

CONFLICTS OF INTEREST. See High Yield Fund above.

PROXY VOTING PROCEDURES
-----------------------


The Funds have adopted the Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ended June 30 is available on August 31st of that year without charge by writing to the Trust at P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

The Sub-Advisor's policy is to vote proxies in the best interests of the Funds at all times. The Sub-Advisor has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Funds in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where the Sub-Advisor perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. The Sub-Advisor generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, the Sub-Advisor's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.


The Sub-Advisor may delegate its responsibilities under its proxy voting procedures to a third party, provided that the Sub-Advisor retains final authority and fiduciary responsibility for proxy voting. The Sub-Advisor has retained Institutional Shareholder Services ("ISS") to assist it in the proxy voting process and will use ISS's proxy voting guidelines as a resource in its proxy voting.


The Sub-Advisor will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Funds. If the Sub-Advisor determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of its clients (excluding any clients that may have a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, the Sub-Advisor may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on the Sub-Advisor's part;

      o The Sub-Advisor may engage an independent third party to determine how the proxy should be voted;

      o The Sub-Advisor may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. (the "Distributor"), 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202-4203, is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Distributor is an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor receives that portion of the sales charge that is not reallowed to dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Core Bond Fund's shares were $27,384 of which the Distributor paid $4,835 to unaffiliated broker-dealers in the selling network, earned $17,987 as a broker-dealer in the selling network and retained $4,562 in underwriting commissions. For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the High Yield Fund's shares were $81,650 of which the Distributor paid $28,291 to unaffiliated broker-dealers in the selling network, earned $38,841 as a broker-dealer in the selling network and retained $14,519 in underwriting commissions.


For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the Core Bond Fund's shares were $36,990 of which the Distributor paid $26,847 to unaffiliated broker-dealers in the selling network, earned $3,334 as a broker-dealer in the selling network and retained $6,810 in underwriting commissions. For the fiscal year ended September 30, 2006, the aggregate commissions on sales of the High Yield Fund's shares were $75,091 of which the Distributor paid $62,088 to unaffiliated broker-dealers in the selling network, earned $3 as a broker-dealer in the selling network and retained $13,000 in underwriting commissions.

For the fiscal year ended September 30, 2005 the aggregate commissions on sales of the Core Bond Fund's shares were $60,804, of which the Distributor paid $13,533 to unaffiliated broker-dealers in the selling network, earned $50 as a broker-dealer in the selling network and retained $10,224 in underwriting commissions. For the fiscal year ended September 30, 2005, the aggregate commissions on sales of the High Yield Fund's shares were $137,178, of which the Distributor paid $71,876 to unaffiliated broker-dealers in the selling network, earned $680 as a broker-dealer in the selling network and retained $24,460 in underwriting commissions.


The Distributor retains the contingent deferred sales charge on redemptions of shares of the Core Bond Fund and High Yield Fund that are subject to a contingent deferred sales charge. For the fiscal years ended September 30, 2007, 2006 and 2005, the Distributor retained $213, $14 and $485, respectively, of contingent deferred sales charges on the redemption of Class C shares of the Core Bond Fund. For the fiscal years ended September 30, 2007, 2006 and 2005, the Distributor retained $43,708, $38,664 and $50,380, respectively, of contingent deferred sales charges on the redemption of Class B and Class C shares of the High Yield Fund.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Mr. Barrett may be deemed to be an affiliate of the Distributor because he is President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers or affiliates of the Distributor in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in a Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES. The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, SAIs and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .35% of the average daily net assets of the U.S. Government Money Market Fund and Class A shares of the Money Market Fund, Core Bond Fund and the High Yield Fund. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .10% of the average daily net assets of the Institutional Money Market Fund. The U.S. Government Money Market Fund and Class A shares of the Money Market Fund, Core Bond Fund and the High Yield Fund currently intend to limit the amount of distribution expenses to .25% per annum of the average daily net assets of such shares. The Institutional Money Market Fund currently does not intend to charge any distribution fees. Unreimbursed expenses will not be carried over from year to year.


For the fiscal year ended September 30, 2007, the Funds incurred the following distribution-related expenditures under the Class A Plan. All distribution expenses incurred under the Class A Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

High Yield Fund - $231,220         Money Market Fund - $160,857
Core Bond Fund - $160,768          U.S.  Government Money Market Fund - $52,947

CLASS B SHARES (HIGH YIELD FUND). The High Yield Fund has also adopted a plan of distribution (the "Class B Plan") with respect to its Class B shares. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of its Class B shares for expenses incurred in the distribution and promotion of shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of Class B shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

During the fiscal year ended September 30, 2007, Class B shares of the High Yield Fund incurred distribution-related expenses of $69,825. All distribution expenses incurred under the Class B Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

CLASS C SHARES (CORE BOND FUND AND HIGH YIELD FUND). The Core Bond Fund and High Yield Fund have also adopted a plan of distribution (the "Class C Plan") with respect to each Fund's Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of its Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of Class C shares.


Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.


During the fiscal year ended September 30, 2007, Class C shares of the High Yield Fund and Core Bond Fund incurred distribution-related expenses of $80,099 and $20,653, respectively. All distribution expenses incurred under the Class C Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

CLASS S SHARES (MONEY MARKET FUND). The Money Market Fund has adopted a plan of distribution (the "Class S Plan") with respect to its Class S shares. The Class S Plan provides for two categories of payments. First, the Class S Plan provides for the payment to the Distributor of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Fund's Class S shares, which may be paid to other dealers based on the average value of Class S shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of the Class S shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class S shares, costs of advertising and promotion and any other expenses related to the distribution of Class S shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class S shares owned by their clients, in addition to the .25% account maintenance fee described above. The Fund currently intends to limit the amount of distribution expenses to .60% per annum of the average daily net assets of Class S shares.

During the fiscal year ended September 30, 2007, Class S shares of the Money Market Fund incurred distribution-related expenditures of $841,720. All distribution expenses incurred under the Class S Plan were payments to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers where such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of the Independent Trustees will be at the discretion of the existing Independent Trustees during such period.


John F. Barrett and Jill T. McGruder, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------


Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to review by the Advisor and the Trust's Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Funds during the last three fiscal years, except the Core Bond Fund paid $82 and $171 in brokerage commissions during the fiscal years ended September 30, 2007 and 2006, respectively.


The Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.


Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds or the Sub-Advisor, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used in connection with a Fund.


The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over- the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The High Yield Fund and the Core Bond Fund may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Lynch Jones & Ryan, Inc. The High Yield Fund and the Core Bond Fund may also participate in a custody offset program offered by Brown Brothers Harriman & Co. ("BBH"), the Trust's custodian, that provides a custody offset credit and a low commission rate for agency trades placed through BBH's brokerage firm that do not include research services. Under the BBH custody offset program, any payments or benefits accrued by or credited to a particular Fund are applied against the Fund's gross expenses. Accordingly, in the event that the Advisor waives or limits its fees or assumes other expenses of a Fund in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Fund under the custody offset program may reduce the expense reimbursements owed by the Advisor to the Fund.

In certain instances, there may be securities that are suitable for a Fund as well as for the Sub-Advisor's other clients. Investments decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better execution for the Fund.


Based on the portfolio holdings of each of the Funds on September 30, 2007, the Funds acquired securities of the Trust's regular broker-dealers as follows:

-----------------------------------------------------------------------------------------------------------------------------------
FUND                                                  BROKER-DEALER                          SECURITY          MARKET
                                                                                                               VALUE AS OF
                                                                                                               9-30-07
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund                     Morgan Stanley & Co.                   Repurchase        $4,328,000
                                                                                             Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Morgan Stanley & Co.                   Repurchase        $  106,000
                                                                                             Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      ABN Amro                               Bond              $  579,353
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Fifth Third Securities, Inc.           Bond              $   98,558
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Morgan Stanley & Co.                   Bond              $1,164,693
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Wachovia Bank & Trust Co.              Bond              $2,634,292
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      PNC Securities                         Bond              $  636,296
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Bank of America                        Bond              $3,928,383
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                       Merrill Lynch & Company                Bond              $3,477,383
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Mellon Bank                            Bond              $  100,514
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Citigroup Global Markets               Bond              $  949,027
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Goldman Sachs                          Bond              $  328,750
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      National City                          Bond              $1,713,167
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      SunTrust                               Bond              $1,243,444
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Money  Market Fund                      Wells Fargo                            Bond              $1,009,727
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     National City                          Bond              $2,353,825
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     SunTrust                               Bond              $1,579,907
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Wells Fargo                            Bond              $  450,175
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Bank of America Corp.                  Bond              $3,231,156
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Merrill Lynch & Company                Bond              $2,086,861
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Citigroup Global Markets               Bond              $2,028,855
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Credit Suisse                          Bond              $  230,351
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Goldman Sachs                          Bond              $  923,370
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Bear, Stearns & Co., Inc.              Bond              $  689,508
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     PNC Securities                         Bond              $  149,201
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Key Bank                               Bond              $1,168,962
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     ABN Amro                               Bond              $  201,505
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Morgan Stanley                         Bond              $  393,307
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                     Wachovia Bank & Trust Co.              Bond              $1,034,264
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                        Citigroup Global Markets               Preferred         $  306,125
                                                                                             Stock
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                        Credit Suisse                          Mortgage-         $3,386,202
                                                                                             Backed
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                        Morgan Stanley                         Bond              $  125,989
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                        Morgan Stanley                         Mortgage-         $1,000,400
                                                                                             Backed
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                        Lehman Brothers Holdings               Bond              $  311,223
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                        Deutsch Bank                           Mortgage-         $1,263,053
                                                                                             Backed
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                                        Wachovia Bank & Trust Co.              Bond              $  148,994
-----------------------------------------------------------------------------------------------------------------------------------


CODE OF ETHICS
--------------

The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisor and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER
------------------


The Sub-Advisor intends to hold the portfolio securities of the U.S. Government Money Market Fund, Institutional Money Market Fund and Money Market Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held. The High Yield Fund does not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Sub-Advisor's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Sub-Advisor, a favorable yield spread exists between specific issues or different market sectors. The Core Bond Fund may engage in active trading to achieve its investment goals. As a result, the Core Bond Fund may have substantial portfolio turnover.

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.touchstoneinvestments.com.


Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.


The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------


The share price, (also called "NAV") and the public offering price (NAV plus the applicable sales charge) of the Funds' shares are normally determined as of 4:00 p.m. eastern time, each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Money Market Funds may also be closed on any day Federal Reserve Banks and Branches are closed. The Trust may also be open for business on other days when there is sufficient trading in a Fund's portfolio securities that its NAV might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectuses.

MONEY MARKET FUNDS. Pursuant to Rule 2a-7 of the 1940 Act, the U.S. Government Money Market Fund, Institutional Money Market Fund and Money Market Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of the U.S. Government Money Market Fund, Institutional Money Market Fund or Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the U.S. Government Money Market Fund, Institutional Money Market Fund and Money Market Fund.


Pursuant to Rule 2a-7, the U.S. Government Money Market Fund, Institutional Money Market Fund and Money Market Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Fund will dispose of the security as soon as possible. The maturity of U.S. Government obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the U.S. Government Money Market Fund, Institutional Money Market Fund and Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include a review by the Board of Trustees to determine whether a Fund's NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations. The Board has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.


While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the U.S. Government Money Market Fund, Institutional Money Market Fund or Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

CORE BOND FUND AND HIGH YIELD FUND. Portfolio securities held by the Core Bond Fund or High Yield Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

CHOOSING A SHARE CLASS
----------------------

CORE BOND FUND AND HIGH YIELD FUND

The Core Bond Fund offers two classes of shares: Class A and Class C shares. The High Yield Fund offers four classes of shares: Class A, Class B, Class C and Class Y shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges, distribution expenses and minimum initial investment amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales charge so more of the purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case. If your initial investment in the High Yield Fund is $250,000 or more, you may find Class Y shares attractive since they are sold without a sales charge or 12b-1 fee. However, if you purchased your Class Y shares through an asset allocation program offered by your financial advisor, you must pay your financial advisor an annual fee and meet the financial advisor's minimum investment requirements in order to participate in the asset allocation program offered by your financial advisor.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. The Distributor believes that these value-added services can benefit you through market cycles.

Finally, you should consider the effect of the contingent deferred sales charge ("CDSC") and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares in the month following your eight year anniversary and will be subject to only a .35% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Set forth below is a chart comparing the sales charges, 12b-1 fees and conversion features for each class of shares of the Core Bond Fund and High Yield Fund:

CLASS    SALES CHARGE                                    12b-1 FEE    CONVERSION FEATURE
-----------------------------------------------------------------------------------------
A        Maximum 4.75% initial sales charge                 0.35%     None
         reduced for purchases of $50,000 and over;
         purchases of $1 million or more sold
         without an initial sales charge may
         be subject to a 1.00% CDSC if redeemed
         during the 1st year and a commission was
         paid to an unaffiliated dealer

B        Maximum 5.00% CDSC during the                      1.00%     Class B Shares will automatically
         1st year which decreases incrementally                       convert to Class A shares in
         the and is 0 after 6 years                                   month following your 8 year
                                                                      anniversary

C        1.00% CDSC during 1st year                         1.00%     None

Y        None                                               None      None
--------------------------------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A or Class Y shares because there is no front-end sales charge and the annual expenses are lower.

CLASS A SHARES. Class A shares of the Core Bond Fund and the High Yield Fund are sold at NAV plus an initial sales charge as shown in the table below. In some cases, the initial sales charges for purchases of Class A shares may be waived or reduced, as described in the Prospectus. Class A shares are also subject to an annual 12b-1 distribution fee of up to 0.35% of a Fund's average daily net assets allocable to Class A shares, but the current 12b-1 fees are limited to 0.25% of average daily net assets.

                                          Percentage          Which          Dealer
                                         of Offering       Equals this     Reallowance
                                        Price Deducted     Percentage     as Percentage
                                           for Sales       of Your Net     of Offering
Amount of Investment                        Charge          Investment        Price
--------------------                        ------          ----------        -----
Less than $50,000                          4.75%              4.99%           4.00%
$50,000 but less than $100,000             4.50%              4.71%           3.75%
$100,000 but less than $250,000            3.50%              3.63%           2.75%
$250,000 but less than $500,000            2.95%              3.04%           2.25%
$500,000 but less than $1,000,000          2.25%              2.30%           1.75%
$1,000,000 or more                         None               None

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                               Dealer Fee
--------------------                               ----------
$1 million but less than $3 million                   1.00%
$3 million but less than $5 million                   0.75%
$5 million but less than $25 million                  0.50%
$25 million or more                                   0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A Shares" below.

CLASS B SHARES. Class B shares of the High Yield Fund are sold at NAV without an initial sales charge. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least seven years. The amount of CDSC will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A % OF AMOUNT SUBJECT TO CHARGE
--------------------------------       ---------------------------------------
First                                               5.00%
Second                                              4.00%
Third                                               3.00%
Fourth                                              2.00%
Fifth                                               1.00%
Sixth                                               1.00%
Seventh and thereafter*                             None

*Class B shares will automatically convert to Class A shares after 8 years after your initial purchase. The conversion occurs in the month after your 8 year anniversary date.


Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. The Distributor intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES. Class C shares of the Core Bond Fund and the High Yield Fund are sold at NAV, without an initial sales charge, and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.


CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CSDC, but are subject to higher initial investment requirements than other classes of shares of the Fund. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Class Y shares may also be purchased directly from the Fund.

ADDITIONAL INFORMATION ON THE CDSC. The CDSC is waived under the following circumstances:


o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the CDSC, including death certificates, physicians' certificates, etc.


o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawals are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your account value (computed on an annualized basis) at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by the Distributor directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o     Redemptions that are mandatory withdrawals from an IRA account after age
      70 1/2.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of $20,300), 150 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 1,300 shares, the CDSC is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. Since this redemption is in the third year of the CDSC schedule, (a) the 1,000 shares will be at the rate of 3.00% and the CDSC would be $300 and (b) the 300 shares will be at the rate of 4.00% and the CDSC would be $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

MONEY MARKET FUND

The Money Market Fund offers two classes of shares: Class A and Class S shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:


The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular distribution fee structure as compensation for their services. Class A shares are subject to lower ongoing expenses than Class S shares over the term of the investment. Class S shares are only sold through financial advisors and are used as a sweep vehicle to manage excess cash held in accounts. When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Class A shares are subject to an annual 12b-1 distribution fee of up to 0.35% of the Fund's average daily net assets allocable to Class A shares, but the current 12b-1 fees are limited to up to 0.25% of average daily net assets. Class S shares are subject to an annual 12b-1 distribution fee of up to 0.60% of the Fund's average daily net assets allocable to Class S shares.


OTHER PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of The Western and Southern Financial Group or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

Accounts in the Funds that opened prior to November 20, 2006 are not subject to the minimum initial investment increases that became effective November 20, 2006.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):


1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.), who provide services for Touchstone Investments.


Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.


WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Touchstone Fund Group Trust (formerly Constellation Funds) as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.


PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment objectives and is otherwise acceptable to the Advisor.


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund during any 90-day period for any one shareholder. In the event payment is made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

UNCASHED DISTRIBUTION CHECKS. If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----

The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information about federal taxes.


Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of September 30, 2007, the Funds had the following capital loss carryforwards:

--------------------------------------------------------------------------------
FUND                                               AMOUNT           EXPIRES 9-30
--------------------------------------------------------------------------------
Core Bond Fund                                     $  122,447       2009
--------------------------------------------------------------------------------
                                                   $   42,580       2012
--------------------------------------------------------------------------------
                                                   $1,119,479       2013
--------------------------------------------------------------------------------
                                                   $  155,811       2014
--------------------------------------------------------------------------------
                                                   $1,056,164       2015
--------------------------------------------------------------------------------
Institutional Money Market Fund                    $    2,444       2013
--------------------------------------------------------------------------------
                                                   $    7,533       2014
--------------------------------------------------------------------------------
                                                   $      160       2015
--------------------------------------------------------------------------------
Money Market Fund                                  $   28,447       2012
--------------------------------------------------------------------------------
U.S. Government Money Market Fund                  $    1,949       2013
--------------------------------------------------------------------------------
                                                   $    2,618       2014
--------------------------------------------------------------------------------

In addition, the Core Bond Fund, the Institutional Money Market Fund and the Money Market Fund elected to defer until their respective subsequent tax year capital losses incurred after October 31, 2006. These capital loss carryforwards and "Post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of January 7, 2008, the following shareholders owned of record or beneficially over 5% of the outstanding shares of a Fund (or class).


----------------------------------------------------------------------------------------------------------
                    FUND                                   SHAREHOLDER                     % OWNED
----------------------------------------------------------------------------------------------------------
Core Bond Fund Class A                  Fifth Third Bank Trustee                               24.38%
                                        FBO Various Fascorp Record Kept Plans
                                        8515 East Orchard 2T2,  Centennial, CO 80111
----------------------------------------------------------------------------------------------------------
Core Bond Fund Class A                  Western & Southern Life*                              38.59%**
                                        400 Broadway MS 80,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
Core Bond Fund Class C                  Merrill Lynch, Pierce, Fenner & Smith Inc.             11.77%
                                        For the Sole Benefit of its Customers
                                        4800 Deer Lake Drive East 2nd Floor
                                        Jacksonville, FL 32246
----------------------------------------------------------------------------------------------------------
Core Bond Fund Class C                  Western & Southern Financial Group*                    6.88%
                                        400 Broadway,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
High Yield Fund Class A                 Western & Southern Life*                              40.82%**
                                        400 Broadway MS 80,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
High Yield Fund Class A                 Western & Southern Financial Group*                    18.32%
                                        400 Broadway,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
High Yield Fund Class B                 Merrill Lynch, Pierce, Fenner & Smith Inc.             10.38%
                                        For the Sole Benefit of its Customers
                                        4800 Deer Lake Drive East 2nd Floor
                                        Jacksonville, FL 32246
----------------------------------------------------------------------------------------------------------
High Yield Fund Class C                 Merrill Lynch, Pierce, Fenner & Smith Inc.             18.11%
                                        For the Sole Benefit of its Customers
                                        4800 Deer Lake Drive East 2nd Floor
                                        Jacksonville, FL 32246
----------------------------------------------------------------------------------------------------------
Money Market Fund Class S               National Financial Services LLC                       100.00%
                                        200 Liberty Street
                                        1 World Financial Center,  New York, NY 10281
----------------------------------------------------------------------------------------------------------
Money Market Fund Class A               Fifth Third Bank Trustee                               33.91%
                                        FBO Various Fascorp Record Kept Plans
                                        8515 East Orchard 2T2,  Centennial, CO 80111
----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund         Touchstone TST Mid Cap Growth Fund*                    14.25%
                                        303 Broadway, Suite 1100,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund         Western Southern Financial Group                       17.48%
                                        400 Broadway,   Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund         Western Southern Life Insurance Decaif                 6.31%
                                        400 Broadway,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund         Touchstone TVST Third Avenue Fund*                     6.32%
                                        303 Broadway, Suite 1100,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund         Western & Southern Separate A General*                 7.91%
                                        400 Broadway MS 80,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund         Touchstone TST Large Cap Growth Fund*                  12.94%
                                        303 Broadway, Suite 1100,  Cincinnati, OH 45202
----------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund       Continental Stock Transfers and Trust Co.              6.78%
                                        As Trustees, Pre Escheat Escrow Account
                                        17 Battery Place, 8th Floor,  New York, NY 10004
----------------------------------------------------------------------------------------------------------


*     Indicates that shares are held beneficially.


** May be deemed to control a class or Fund because it owned beneficially more than 25% of the outstanding shares as of January 7, 2008.

As of January 7, 2008, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.


CUSTODIAN
---------

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------


The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202 has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2008. Ernst & Young LLP will perform an annual audit of the Trust's financial statements and advise the Trust as to certain accounting matters.


TRANSFER AND SUB-ADMINISTRATIVE AGENT
-------------------------------------


TRANSFER AGENT. The Trust's transfer agent, JPMorgan, 303 Broadway, Suite 900, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out-of-pocket expenses.


The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.


SUB-ADMINISTRATIVE AGENT. Effective January 1, 2007, the Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to JPMorgan. The sub-administrative services sub-contracted to JPMorgan include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees. The Advisor pays JPMorgan a sub-administrative fee out of its administration fee. Set forth below are the sub-administration fees paid by the Advisor to JPMorgan during the stated periods:

SUB-ADMINISTRATION FEES                   01-01-07 -
                                          09-30-07
                                          --------
Core Bond Fund                             $35,136
High Yield Fund                            $58,897
Institutional Money Market Fund            $68,288
Money Market Fund                         $122,059
U.S. Government Money Market Fund          $10,998

Prior to January 1, 2007, the Funds paid JPMorgan an accounting service fee based on the asset size of the Funds, plus out-of-pocket expenses and the costs of outside pricing services. Set forth below are the accounting service fees paid by the Funds to JPMorgan during the stated periods:

ACCOUNTING SERVICE FEES                  10-01-06 -    10-01-05 -   10-01-04 -
                                         12-31-06      09-30-06     09-30-05
                                         --------      --------     --------
Core Bond Fund                             $9,375       $37,500      $37,500
High Yield Fund                           $11,250       $45,000      $45,000
Institutional Money Market Fund           $12,500       $54,000      $26,000
Money Market Fund                         $10,875       $43,500      $43,500
U.S. Government Money Market Fund          $6,000       $24,000      $24,500

Prior to January 1, 2007, the Funds paid JPMorgan an administrative service fee based on the asset size of the Funds. Set forth below are the administrative service fees paid by the Funds to JPMorgan during the stated periods:

ADMINISTRATIVE SERVICE FEES (JPMORGAN)    10-01-06 -    10-01-05 -  10-01-04 -
                                          12-31-06      09-30-06    09-30-05
                                          --------      --------    --------
Core Bond Fund                              $8,213       $32,209     $33,747
High Yield Fund                            $13,221       $51,302     $50,345
Institutional Money Market Fund            $16,795       $93,470     $11,791
Money Market Fund                          $24,459       $91,007     $90,155
U.S. Government Money Market Fund           $2,719       $11,469     $16,973

Effective January 1, 2007, the Advisor provides administrative services to the Funds and the Funds pay the Advisor an administrative service fee based on the asset size of the Funds. Set forth below are the administrative service fees paid by the Funds to the Advisor during the stated periods:

ADMINISTRATIVE SERVICE FEES (ADVISOR)     01-01-07 -
                                           09-30-07
                                           --------
Core Bond Fund                              $87,583
High Yield Fund                            $146,745
Institutional Money Market Fund            $323,461
Money Market Fund                          $303,872
U.S. Government Money Market Fund           $27,395

COMPLIANCE SERVICE FEES. JPMorgan provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement entered into on October 5, 2004. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement. Set forth below are the compliance fees and expenses paid by the Funds during the stated periods:

COMPLIANCE SERVICE FEES                10-01-06 -    10-01-05 -    10-05-04 -
                                       09-30-07      09-30-06      09-30-05
                                       --------      --------      --------
Core Bond Fund                           $420          $420         $1,425
High Yield Fund                          $588          $588         $1,984
Institutional Money Market Fund         $3,162         $281          $944
Money Market Fund                       $1,208        $1,208        $4,092
U.S. Government Money Market Fund        $350          $336         $1,139


FINANCIAL STATEMENTS
--------------------


The Funds' annual financial statements as of September 30, 2007 appear in the Trust's Annual Report, which is incorporated by reference herein. The Trust's annual financial statements were audited by Ernst & Young LLP. The Funds' semiannual financial statements as of March 31, 2007 appear in the Trust's Semiannual Report, which is incorporated by reference into this SAI. The Trust's semiannual financial statements are unaudited.

                                    APPENDIX
                     BOND, NOTE AND COMMERCIAL PAPER RATINGS

Listed below are descriptions of the ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Ratings, which represent their opinions of the quality of the securities they rate. The ratings from "AA" to "CCC" by Standard & Poor's and Fitch may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These ratings are relative and subjective and are not absolute standards of quality.

CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS BY MOODY'S INVESTORS SERVICE, INC.:

Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

DESCRIPTION OF CORPORATE BOND RATINGS BY STANDARD & POOR'S RATINGS GROUP:

AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating."

CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

CI - "The rating CI is reserved for income bonds on which no interest is being paid."

D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized."

DESCRIPTION OF CORPORATE BOND RATINGS BY FITCH RATINGS:

AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

AA - "AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

DDD, DD and D - "Securities have defaulted on some or all of their obligations. 'DDD' designates the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. For U.S. corporates, for example, 'DD' indicates potential recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

CORPORATE NOTES

DESCRIPTION OF CORPORATE NOTE RATINGS BY MOODY'S INVESTORS SERVICE, INC.:

MIG-1 - "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 - "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

DESCRIPTION OF CORPORATE NOTE RATINGS BY STANDARD & POOR'S RATINGS GROUP:

SP-1 - "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2 - "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER

DESCRIPTION OF COMMERCIAL PAPER RATINGS BY MOODY'S INVESTORS SERVICE, INC.:

Prime-1 - "Superior capacity for repayment of short-term promissory obligations."

Prime-2 - "Strong capacity for repayment of short-term promissory obligations."

Prime-3 - "Acceptable ability for repayment of short-term promissory obligations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS BY STANDARD & POOR'S RATINGS GROUP:

A-1 - "This designation indicates that the degree of safety regarding timely payment is very strong."

A-2 - "Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1."

A-3 - "Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations."

DESCRIPTION OF COMMERCIAL PAPER RATINGS BY FITCH RATINGS:

F-1 - "Indicates the strongest capacity for timely payments of financial commitments."

F-2 - "Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings."